                                                                     Exhibit 3.6

                    ======================================



                           TRITON PCS HOLDINGS, INC.



                          SECOND AMENDED AND RESTATED
                                    BYLAWS




                        Adopted as of October __, 1999



                    ======================================

                               TABLE OF CONTENTS
                               -----------------

                                                                        PAGE
                                                                        ----

                                  ARTICLE 1.

                                 STOCKHOLDERS

1.1  Annual Meeting.................................................... 1
     --------------
1.2  Special Meetings.................................................. 1
     ----------------
1.3  Notice of Meetings; Waiver........................................ 1
     -------------------------
1.4  Quorum............................................................ 2
     ------
1.5  Voting............................................................ 2
     ------
1.6  Voting by Ballot.................................................. 2
     ----------------
1.7  Adjournment....................................................... 2
     -----------
1.8  Proxies........................................................... 3
     -------
1.9  Organization; Procedure; Order of Business........................ 3
     ------------------------------------------
1.10  Action by Written Consent of Stockholders........................ 4
      -----------------------------------------
1.11  Inspectors....................................................... 5
      ----------

                                  ARTICLE 2.

                              BOARD OF DIRECTORS

2.1  General Powers.................................................... 5
     --------------
2.2  Number, Election and Terms........................................ 5
     --------------------------
2.3  Nominations of Directors.......................................... 5
     ------------------------
2.4  Annual and Regular Meetings....................................... 7
     ---------------------------
2.5  Special Meetings.................................................. 7
     ----------------
2.6  Quorum; Voting.................................................... 7
     --------------
2.7  Adjournment....................................................... 7
     -----------
2.8  Action Without a Meeting.......................................... 8
     ------------------------
2.9  Regulations; Manner of Acting..................................... 8
     -----------------------------
2.10  Action by Telephonic Communications.............................. 8
      -----------------------------------
2.11  Resignation...................................................... 8
      -----------
2.12  Removal of Directors............................................. 8
      --------------------
2.13  Vacancies and Newly Created Directorships........................ 8
      -----------------------------------------
2.14  Additional Rights of Certain Stockholders Regarding Directors.... 9
      -------------------------------------------------------------
2.15  Compensation..................................................... 9
      ------------
2.16  Reliance on Accounts and Reports, etc............................ 9
      -------------------------------------


                                  ARTICLE 3.

                   EXECUTIVE COMMITTEE AND OTHER COMMITTEES

3.1  How Constituted................................................... 10
     ---------------
3.2  Powers............................................................ 10
     ------
3.3  Quorum; Voting.................................................... 10
     --------------
3.4  Action Without a Meeting.......................................... 11
     ------------------------
3.5  Regulations; Manner of Acting..................................... 11
     -----------------------------
3.6  Action by Telephonic Communications............................... 11
     -----------------------------------
3.7  Resignation....................................................... 11
     -----------
3.8  Removal........................................................... 11
     -------
3.9  Vacancies......................................................... 11
     ---------

                                  ARTICLE 4.

                                   OFFICERS


4.1  Titles............................................................ 11
     ------
4.2  Election.......................................................... 12
     --------
4.3  Salaries.......................................................... 12
     --------
4.4  Removal and Resignation; Vacancies................................ 12
     ----------------------------------
4.5  Authority and Duties.............................................. 12
     --------------------
4.6  The Chief Executive Officer....................................... 12
     ---------------------------
4.7  The President..................................................... 13
     -------------
4.8  The Vice Presidents............................................... 13
     -------------------
4.9  The Secretary..................................................... 13
     -------------
4.10  The Treasurer.................................................... 14
      -------------
4.11  Additional Officers.............................................. 15
      -------------------
4.12  Security......................................................... 15
      --------

                                  ARTICLE 5.

                                 CAPITAL STOCK


5.1  Certificates of Stock, Uncertificated Shares...................... 15
     --------------------------------------------
5.2  Signatures; Facsimile............................................. 16
     ---------------------
5.3  Lost, Stolen or Destroyed Certificates............................ 16
     --------------------------------------
5.4  Transfer of Stock................................................. 16
     -----------------
5.5  Record Date....................................................... 16
     -----------
5.6  Registered Stockholders........................................... 16
     -----------------------
5.7  Transfer Agent and Registrar...................................... 17
     ----------------------------

                                  ARTICLE 6.

                                INDEMNIFICATION

6.1  Indemnification................................................... 17
     ---------------
6.2  Advancement of Expenses........................................... 17
     -----------------------
6.3  Rights Not Exclusive.............................................. 18
     --------------------
6.4  Continuing Rights................................................. 18
     -----------------
6.5  Insurance......................................................... 18
     ---------
6.6  Contract Rights; No Repeal........................................ 18
     --------------------------
6.7  Enforceability; Burden of Proof................................... 18
     -------------------------------
6.8  Service at the Request of the Corporation......................... 19
     -----------------------------------------
6.9  Right to Be Covered by Applicable Law............................. 19
     -------------------------------------


                                   ARTICLE 7.

                                    OFFICES

7.1  Registered Office................................................. 19
     -----------------
7.2  Other Offices..................................................... 19
     -------------


                                  ARTICLE 8.

                              GENERAL PROVISIONS



8.1  Dividends......................................................... 20
     ---------
8.2  Reserves.......................................................... 20
     --------
8.3  Execution of Instruments.......................................... 20
     ------------------------
8.4  Corporate Indebtedness............................................ 20
     ----------------------
8.5  Deposits.......................................................... 20
     --------
8.6  Checks............................................................ 21
     ------
8.7  Sale, Transfer, etc. of Securities................................ 21
     ----------------------------------
8.8  Voting as Stockholder............................................. 21
     ---------------------
8.9  Fiscal Year....................................................... 21
     -----------
8.10  Seal............................................................. 21
      ----
8.11  Books and Records................................................ 21
      -----------------


                                  ARTICLE 9.

                              AMENDMENT OF BYLAWS

9.1  Amendment......................................................... 22
     ---------

                                  ARTICLE 10.

                                 CONSTRUCTION
10.1  Construction..................................................... 22
      ------------


                      SECOND AMENDED AND RESTATED BYLAWS
                                      OF
                           TRITON PCS HOLDINGS, INC.


                                  ARTICLE 1.

                            STOCKHOLDERS' MEETINGS

          1.1  Annual Meeting.  The annual meeting of the stockholders of Triton
               --------------
PCS Holdings, Inc., a Delaware corporation (the "Corporation"), for the election
                                                 -----------
of directors and for the transaction of such other business as may properly come before such meeting shall be held at such place, either within or without the State of Delaware, at 9:00 A.M. on the second Wednesday of each April of each year (or, if such day is a legal holiday, then on the next succeeding business day), or at such other date and hour, as may be fixed from time to time by resolution of the Board of Directors of the Corporation (as hereinafter referred to collectively as the "Board of Directors", the "Directors", or the "Board",
                        ------------------        ---------           -----
and any member thereof individually as a "Director") and set forth in the notice
                                          --------
or waiver of notice of the meeting.

          1.2  Special Meetings.  Special meetings of the stockholders may be
               ----------------
called at any time by the Chairman of the Board, the Chief Executive Officer (or, in the event of his absence or disability, by the President), or by the Board of Directors. A special meeting shall be called by the Chairman of the Board, the Chief Executive Officer (or, in the event of his absence or disability, by the President), or by the Secretary, immediately upon receipt of a written request therefor by stockholders holding in the aggregate in excess of 50% of the outstanding shares of the Corporation at the time entitled to vote at any meeting of the stockholders. Any such special meeting of the stockholders shall be held at such place, within or without the State of Delaware, as shall be specified in the notice or waiver of notice thereof.

          1.3  Notice of Meetings; Waiver.  The Secretary or any Assistant
               --------------------------
Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the record of stockholders of the Corporation, or, if he shall have filed with the Secretary a written request that notices to him be mailed to some other address, then directed to him at such other address. Such further notice shall be given as may be required by law.

          Whenever notice is required to be given to stockholders hereunder, a written waiver, signed by a stockholder, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          1.4  Quorum.  Except as otherwise required by law or by the
               ------
certificate of incorporation of the Corporation then in effect (the "Certificate
                                                                     -----------
of Incorporation"), the presence in person or by proxy of the holders of record
----------------
of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.

          1.5  Voting.  If, pursuant to Section 5.5, a record date has been
               ------                   -----------
fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in his name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law, by the Certificate of Incorporation or these Second Amended and Restated Bylaws of the Corporation (the "Bylaws"), the vote of a majority of the
                                         ------
shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

          1.6  Voting by Ballot.    Except as otherwise provided by law, by the
               ----------------
Certificate of Incorporation or by these Bylaws, no vote of the stockholders need be taken by written ballot or conducted by inspectors of election.
However, every vote taken by written ballot shall be counted by the inspectors of election. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

          1.7  Adjournment.  If a quorum is not present at any meeting of the
               -----------
stockholders, the stockholders entitled to vote thereat present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.5, a notice
                                                           -----------
of the adjourned meeting, conforming to the requirements of Section 1.3, shall
                                                            -----------
be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

          1.8  Proxies.  Any stockholder entitled to vote at any meeting of the
               -------
stockholders or to express consent to or dissent from corporate action without a meeting may, by a written instrument signed by such stockholder or his attorney-in-fact, authorize another person or persons to vote at any such meeting and express such consent or dissent for him by proxy. No such proxy shall be voted or acted upon after the expiration of three (3) years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing with the Secretary revoking the proxy or by filing another duly executed proxy bearing a later date.

          1.9  Organization; Procedure; Order of Business.
               ------------------------------------------

          (a) At every meeting of stockholders, the presiding officer shall be the Chief Executive Officer or, in the event of his absence or disability, the President or, in the event of his absence or disability, a presiding officer chosen by a majority of the stockholders present in person or by proxy. The Secretary, or in the event of his absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. Unless otherwise determined by the Board prior to the meeting, the presiding officer at the meeting of the stockholders will also determine the order of business and have the authority in his sole discretion to regulate the conduct of any such meeting, including, without limitation, by (i) imposing restrictions on the persons (other than stockholders of the Corporation or their duly appointed proxies) who may attend any such stockholders' meeting, (ii) ascertaining whether any stockholder or his proxy may be excluded from any meeting of the stockholders based upon any determination by the presiding officer, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and (iii) determining the circumstances in which any person may make a statement or ask questions at any meeting of the stockholders.

          (b) No business may be transacted at an annual meeting of stockholders other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board (or any duly authorized committee thereof), or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 1.9
                                                                    -----------
and on the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this Section 1.9.
     -----------

          (c) In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) nor more than ninety (90) calendar days prior to the meeting; provided, however, that in the event that less than seventy (70) calendar days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of the annual meeting was made. In no event will the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

          (d) To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder,
(iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

          (e) At a special meeting of stockholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Chairman or a majority of the Board of Directors in accordance with
Section 1.3 or (ii) otherwise properly brought before the meeting by the
-----------
presiding officer or by or at the direction of a majority of the Board of Directors.

          (f) The determination of whether any business sought to be brought before any annual or special meeting of the stockholders is properly brought before such meeting in accordance with this Section 1.9 will be made by the
                                            -----------
presiding officer of such meeting. If the presiding officer determines that any business is not properly brought before such meeting, he will so declare to the meeting and any such business will not be conducted or considered.

          1.10  Action by Written Consent of Stockholders.   To the fullest
                -----------------------------------------
extent permitted by law, whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, such action may be taken without a meeting, without prior notice and without a vote of stockholders, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to such corporate action being taken. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not so consented in writing.

          1.11  Inspectors.  The Board of Directors may appoint one or more
                ----------
inspectors of election to act as judges of the voting and to determine those entitled to vote at any meeting of the stockholders, or any adjournment thereof, in advance of such meeting. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer of the meeting may appoint one or more substitute inspectors.

                                  ARTICLE 2.

                              BOARD OF DIRECTORS

          2.1  General Powers.  Except as may otherwise be provided by law, by
               --------------
the Certificate of Incorporation or by these Bylaws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors, and the Board of Directors may exercise all the powers of the Corporation.

          2.2  Number, Election and Terms.  The number of Directors of the
               --------------------------
Corporation shall not be less than three (3) nor more than eleven (11), the precise number to be fixed by resolution of a majority of the entire Board of Directors from time to time. The Directors will be classified with respect to the time for which they severally hold office in accordance with the Certificate of Incorporation.

          2.3  Nominations of Directors.
               ------------------------

          (a)  Subject to the provisions of Section 2.3(e), only persons who are
                                            --------------
nominated in accordance with the following procedures will be eligible for election as Directors of the Corporation. Nominations of persons for election to the Board may be made at any annual meeting of stockholders (i) by or at the direction of the Board (or any duly authorized committee thereof) or (ii) by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.3 and on the record date
                                              -----------
for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this Section 2.3.
                                                                  -----------
In addition to any other applicable requirements for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) nor more than ninety (90) calendar days prior to the date of the annual meeting; provided, however, that in the event less than seventy (70) calendar days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of the annual meeting was made. In no event will the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

          (b) To be in proper written form, a stockholder's notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a Director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), and (ii) as to the stockholder
                             ------------
giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between or among such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected.

          (c) If the presiding officer of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the presiding officer will declare to the meeting that the nomination was defective, and such defective nomination will be disregarded.

          (d)  Notwithstanding anything in this Section 2.3 to the contrary, in
                                                -----------
the event that the number of Directors to be elected to the Board is increased and there is no public disclosure by the Corporation naming all of the nominees for Director or specifying the size of the increased Board at least seventy (70) calendar days prior to the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders, a stockholder's notice required by this Section 2.3 will also be considered
                                      -----------
timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public disclosure is first made by the Corporation.

          (e)   Notwithstanding anything to the contrary contained in this

Section 2.3, so long as the holders of the Series A Preferred Stock shall have
-----------
the right to nominate one of the Class II Directors of the Corporation pursuant to Section 4.3(d)(iii) of the Certificate of Incorporation, or the Cash Equity
   -------------------
Investors shall have the right to nominate one of the Class I Directors and one of the Class III Directors of the Corporation pursuant to Section _____ of the

Stockholders' Agreement, the holders of the Series A Preferred Stock (solely in the case of the nomination of any such Class II Director) and the Cash Equity Investors (solely in the case of the nomination of any such Class I or Class III Director), shall have the right to nominate such Director by written notice to the Company which notice shall set forth the name of the person being nominated. The Company shall deliver written notice to the holders of the Series A Preferred Stock and to the Cash Equity Investors of the date the Company proposes to distribute any proxy solicitation materials for its annual meeting at least thirty (30) days prior to such earliest proposed distribution date to enable the holders of the Series A Preferred Stock and the Cash Equity Investors, as the case may be, to give notice to the Corporation of the persons to be nominated thereby in accordance with the Certificate of Incorporation or Stockholders' Agreement, as applicable. The Company shall include in any proxy solicitation materials related to the election of members of the Board of Directors information and recommendations of the Board to effect the nomination of any Directors so designated by the holders of the Series A Preferred Stock and the Cash Equity Investors, as the case may be.

          2.4  Annual and Regular Meetings.  The annual meeting of the Board of
               ---------------------------
Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given; provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, facsimile or cable, to each Director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business, or shall be delivered to him personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

          2.5  Special Meetings.  Special meetings of the Board of Directors
               ----------------
shall be held whenever called by the Chairman of the Board or the Chief Executive Officer (or, in the event of his absence or disability, by the President) at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on twenty-four (24) hours' notice, if notice is given to each Director personally or by telephone or facsimile, or on five (5) days' notice, if notice is mailed to each Director, addressed to him at his usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

          2.6   Quorum; Voting.  At all meetings of the Board of Directors, the
                --------------
presence of a majority of the total number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, by the Certificate of Incorporation or these Bylaws, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

          2.7   Adjournment.  A majority of the Directors present, whether or
                -----------
not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.5
                                                                    -----------
shall be given to each Director.

          2.8   Action Without a Meeting.  Any action required or permitted to
                ------------------------
be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

          2.9   Regulations; Manner of Acting.  To the extent consistent with
                -----------------------------
applicable law, the Certificate of Incorporation and these Bylaws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

          2.10  Action by Telephonic Communications.  Members of the Board of
                -----------------------------------
Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

          2.11  Resignation.  Any Director may resign at any time by delivering
                -----------
a written notice of resignation, signed by such Director, to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

          2.12  Removal of Directors.  Subject to the provisions of Section
                --------------------                                -------
2.14, any Director may be removed at any time but only for cause and only upon
----
the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such Director, voting together as a single class, cast at an annual meeting or at a special meeting of stockholders called for that purpose or by written consent. Subject to the provisions of Section 2.14, any vacancy in the Board of Directors caused
                     ------------
by any such removal may be filled at such meeting or by written consent by the stockholders entitled to vote for the election of the Director so removed. Subject to the provisions of Section 2.14, if such
                             ------------
stockholders do not fill such vacancy at such meeting or by written consent, such vacancy may be filled in the manner provided in Section 2.13.
                                                     ------------

          2.13  Vacancies and Newly Created Directorships.  Subject to the
                -----------------------------------------
provisions of Section 2.14, if any vacancies shall occur in the  Board of
              ------------
Directors by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy or a newly created directorship in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until his successor has been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the Board may shorten the term of any incumbent Director.

          2.14  Additional Rights of Certain Stockholders Regarding Directors.
                -------------------------------------------------------------
Notwithstanding anything to the contrary contained in this Article 2, so long as the holders of the Corporation's Series A Preferred Stock shall have the right to nominate one of the Class II Directors of the Corporation pursuant to Section
                                                                         -------
4.3(d)(iii) of the Certificate of Incorporation, or the Cash Equity Investors
-----------
(as defined in the Stockholders' Agreement (as hereinafter defined)) shall have the right to nominate one of the Class I Directors and one of the Class III Directors of the Corporation pursuant to Section ______ of the Stockholders' Agreement, the holders of the Series A Preferred Stock (solely in the case of any such Class II Director elected to the Board of Directors) and the Cash Equity Investors (solely in the case of such Class I and Class III Directors elected to the Board of Directors), shall have the right to cause the Corporation to remove any such Director, with or without cause, and to replace any such Director (whether or not such Director resigns, is removed from the Board of Directors with or without cause or ceases to be a Director by reason of death, disability or for any other reason), and upon written notice to the Corporation and the other members of the Board of Directors, the Corporation shall cause to be elected for the remainder of the term of any Director so replaced a person designated by the stockholders so entitled to nominate such Director, which notice shall set forth the name of the director being replaced and the name of the new director. As used herein, the term "Stockholders'
                                                             -------------
Agreement" means the Stockholders' Agreement, dated as of February 4, 1998, by
---------
and among the Corporation and the other stockholders of the Corporation named therein, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          2.15  Compensation.  The amount, if any, which each Director shall be
                ------------
entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the Board of Directors.

          2.16  Reliance on Accounts and Reports, etc.   A member of the Board
                -------------------------------------
of Directors, or a member of any committee of the Board (a "Committee")
                                                            ---------
designated by the Board of Directors, shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, without limitation, independent certified public accountants and appraisers.


                                  ARTICLE 3.

                   EXECUTIVE COMMITTEE AND OTHER COMMITTEES

          3.1  How Constituted.  The Board of Directors may designate one or
               ---------------
more Committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such Committee. In addition, unless the Board of Directors has so designated an alternate member of such Committee, in the absence or disqualification of a member of such Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Thereafter, members (and alternate members, if any) of each such Committee may be designated at the annual meeting of the Board of Directors. Any such Committee may be abolished or redesignated from time to time by the Board of Directors. Each member (and each alternate member) of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until
                                                      -----
his successor shall have been designated or until he shall cease to be a Director, or until his earlier death, resignation or removal.

          3.2  Powers.  During the intervals between the meetings of the Board
               ------
of Directors, the Executive Committee, if created by the Board of Directors, and except as otherwise provided in this section, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation, including the power to declare dividends and to authorize the issuance of stock. Each such other Committee shall have and may exercise such powers of the Board of Directors as may be provided by resolution of the Board, provided, that neither the Executive Committee nor any such other Committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware, as amended (the "GCL"), to be submitted to stockholders for approval or (ii) adopt,
              ---
amend or repeal any of these Bylaws. The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it.

          3.3  Quorum; Voting.  Except as may be otherwise provided in the
               --------------
resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. Except as otherwise provided by law, by the Certificate of Incorporation or these Bylaws, the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such Committee.

          3.4  Action Without a Meeting.  Any action required or permitted to be
               ------------------------
taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee.

          3.5  Regulations; Manner of Acting.  To the extent consistent with
               -----------------------------
applicable law, the Certificate of Incorporation and these Bylaws, each such Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceeding. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

          3.6  Action by Telephonic Communications.  Members of any Committee
               -----------------------------------
designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

          3.7  Resignation.  Any member (and any alternate member) of any
               -----------
Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

          3.8  Removal.  Any member (any alternate member) of any Committee may
               -------
be removed at any time, with or without cause, by resolution adopted by a majority of the whole Board of Directors.

          3.9  Vacancies.  If any vacancy shall occur in any Committee by reason
               ---------
of death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors or the remaining members of the Committee as provided in
Section 3.1.
-----------

                                  ARTICLE 4.

                                   OFFICERS

          4.1  Titles.  The officers of the Corporation shall be chosen by the
               ------
Board of Directors and shall be a Chief Executive Officer, the President, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors also may elect one or more Assistant Secretaries and Assistant Treasurers in such numbers as the Board of Directors may determine, and shall also elect a Chairman of the Board. Any number of offices may be held by the same person. Officers may be, but need not be, Directors or stockholders of the Corporation.

          4.2  Election.  Unless otherwise determined by the Board of Directors,
               --------
the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until his successor has been elected and qualified, or until his earlier death, resignation or removal.

          4.3  Salaries.  The salaries of all officers of the Corporation shall
               --------
be fixed by the Board of Directors or by a Committee of the Board.

          4.4  Removal and Resignation; Vacancies.  Any officer may be removed
               ----------------------------------
with or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

          4.5  Authority and Duties.  The officers of the Corporation shall have
               --------------------
such authority and shall exercise such powers and perform such duties as may be specified in these Bylaws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law.

          4.6  The Chief Executive Officer.  The Chief Executive Officer shall
               ---------------------------
preside at all meetings of the stockholders and Directors, and, unless otherwise provided by resolution of the Board, shall be the chief executive officer of the Corporation. The Chief Executive Officer, together with the President and subject to the directions of the Board of Directors, shall have general control and supervision of the business and operations of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall manage and administer the Corporation's business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a Chief Executive Officer of a corporation.

He shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation and, together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. He shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the Chief Executive Officer, the President or the Board of Directors. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          4.7  The President.  The President shall be the chief operating
               -------------
officer of the Corporation and, together with the Chief Executive Officer and subject to the directions of the Board of Directors, shall have general control and supervision of the policies and operations of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of the Chief Executive Officer, the President shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board and the Chief Executive Officer, the President shall preside at all meetings of the Directors. He shall manage and administer the Corporation's business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief operating officer of a corporation. He shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation and, together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corpor ation is affixed. He shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the Chief Executive Officer, the President or the Board of Directors. The President shall perform such other duties and have such other powers as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

          4.8  The Vice Presidents.  Each Vice President shall perform such
               -------------------
duties and exercise such powers as may be assigned to him from time to time by the President. In the absence of the President, the duties of the President shall be performed and his powers may be exercised by such Vice President as shall be designated by the President, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in the order of their election to that office; subject in any case to review and superseding action by the President.

          4.9  The Secretary.  The Secretary shall have the following powers and
               -------------
duties:

          (a) He shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

          (b) He shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by law.

          (c) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he shall furnish a copy of such resolution to the members of such Committee.

          (d) He shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed he may attest to same.

          (e) He shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these Bylaws.

          (f) He shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

          (g) He shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (h) He shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these Bylaws or as may be assigned to him from time to time by the Board of Directors, the Chief Executive Officer or the President.

          4.10  The Treasurer.  The Treasurer shall have the following powers
                -------------
and duties:

          (a) He shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

          (b) He shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.5.
                                     -----------

          (c) He shall cause moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.6) upon the authorized
                                        -----------
depositories of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

          (d) He shall render to the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, whenever requested, a statement of the financial con dition of the Corporation and of all his transactions as Treasurer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

          (e) He shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation.

          (f) He may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (g) He shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these Bylaws or as may be assigned to him from time to time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

          4.11  Additional Officers.  The Board of Directors may appoint such
                -------------------
other officers and agents as it my deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him, with or without cause.

          4.12  Security.  The Board of Directors may direct that the
                --------
Corporation secure the fidelity of any or all of its officers or agents by bond or otherwise.


                                  ARTICLE 5.

                                 CAPITAL STOCK

          5.1  Certificates of Stock, Uncertificated Shares.  The shares of
               --------------------------------------------
capital stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Not-withstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws.

          5.2  Signatures; Facsimile.  All of such signatures on the certificate
               ---------------------
may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          5.3  Lost, Stolen or Destroyed Certificates.  The Secretary of the
               --------------------------------------
Corporation may cause a new certificate of stock or uncertificated shares in place of any certificate therefor issued by the Corporation, alleged to have been lost, stolen or destroyed, upon delivery to the Secretary of an affidavit of the owner or owners of such certificate, or his or their legal representative setting forth such allegation. The Secretary may require the owner or owners of such lost, stolen or destroyed certificate, or his or their legal representative, to give the Corporation a bond suf ficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

          5.4  Transfer of Stock.  Upon surrender to the Corporation or the
               -----------------
transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the GCL. Subject to the provisions of the Certificate of Incorporation and these Bylaws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of capital stock of the Corporation.

          5.5  Record Date.  In order to determine the stockholders entitled to
               -----------
notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.


          5.6  Registered Stockholders.  Prior to due surrender of a certificate
               -----------------------
for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interest. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

          5.7  Transfer Agent and Registrar.  The Board of Directors may appoint
               ----------------------------
one or more transfer agents and registrars, and may require all certificates representing shares of capital stock of the Corporation to bear the signature of any such transfer agents or registrars.


                                    ARTICLE 6.

                                INDEMNIFICATION

   6.1  Indemnification.  Any individual who was or is a party or is threatened
        ---------------
to be made a party to any threatened, pending, or completed action, suit, or proceeding (a "Proceeding"), whether civil, criminal, administrative, or
               ----------
investigative (whether or not by or in the right of the Corporation), by reason of the fact that such individual, or an individual of whom such individual is the legal representative, is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), shall be indemnified by
                                      ------------
the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on an individual with respect to an employee benefit plan), and amounts paid in settlement incurred by him or her in connection with such Proceeding. Any other individual may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that any such individual is entitled to the benefits of this Article VI.

     6.2  Advancement of Expenses.  The Corporation shall, from time to time,
          -----------------------
reimburse or advance to any Director or officer or such other individual entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that,
                                                        --------  -------
if (and only if) required by the GCL, such expenses incurred by or on behalf of any Director or officer or other individual may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other individual indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other individual is not entitled to be indemnified for such expenses.

  6.3  Rights Not Exclusive.  The rights to indemnification and reimbursement or
       --------------------
advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which an individual seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Second Restated Certificate of Incorporation, the Bylaws, any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

   6.4  Continuing Rights.  The rights to indemnification and reimbursement or
        -----------------
advancement of expenses provided by, or granted pursuant to, this Article VI shall continue as to an individual who has ceased to be a Director or officer (or other individual indemnified hereunder), shall inure to the benefit of the executors, administrators, legatees and distributees of such individual, and in either case, shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article VI.

    6.5  Insurance.  The Corporation shall have power to purchase and maintain
         ---------
insurance on behalf of any individual who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of an Other Entity, against any liability asserted against such individual and incurred by such individual in any such capacity, or arising out of such individual's status as such, whether or not the Corporation would have the power to indemnify such individual against such liability under the provisions of this Article VI, the Bylaws or under Section 145 of the GCL or any other provision of law.

  6.6  Contract Rights; No Repeal.  The provisions of this Article VI shall be a
       --------------------------
contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Article VI is in effect and any other individual indemnified hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer, or other individual intend to be legally bound. No repeal or modification of this Article VI shall affect any rights or obligations with respect to any state of facts then or, heretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

     6.7  Enforceability; Burden of Proof.  The rights to indemnification and
          -------------------------------
reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VI shall be enforceable by any individual entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is inappropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that such individual is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such individual is not so entitled. Such an individual shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such Proceeding.

   6.8  Service at the Request of the Corporation.  Any Director or officer of
        -----------------------------------------
the Corporation serving in any capacity in (a) another corporation of which a majority of the shares entitled to vote in the election of its Directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

    6.9  Right to Be Covered by Applicable Law.  Any individual entitled to be
         -------------------------------------
indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article VI may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if
                                                    --------  -------
no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.


                                   ARTICLE 7.

                                    OFFICES

          7.1  Registered Office.  The registered office of the Corporation in
               -----------------
the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the Corporation's registered agent shall be The Corporation Trust Company.

          7.2  Other Offices.  The Corporation may maintain offices or places of
               -------------
business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                  ARTICLE 8.

                              GENERAL PROVISIONS

          8.1  Dividends.  Subject to any applicable provisions of law and the
               ---------
Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of capital stock of the Corporation.

          8.2  Reserves.  There may be set aside out of any funds of the
               --------
Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purposes as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

          8.3  Execution of Instruments.  The Chairman of the Board, the Chief
               ------------------------
Executive Officer, the President, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

          8.4  Corporate Indebtedness.  No loan shall be contracted on behalf of
               ----------------------
the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President shall authorize. When so authorized by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of any interest thereon, by instruments executed and delivered in the name of the Corporation.

          8.5   Deposits.  Any funds of the Corporation may be deposited from
                --------
time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors or the President, or by such officers or agents as may be authorized by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President to make such determination.

          8.6   Checks.  All checks or demands for money and notes of the
                ------
Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President from time to time may determine.

          8.7   Sale, Transfer, etc. of Securities.  To the extent authorized by
                ----------------------------------
the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or by the President, any Vice President, the Secretary or the Treasurer, or any other officers designated by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

          8.8   Voting as Stockholder.  Unless otherwise determined by
                ---------------------
resolution of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

          8.9   Fiscal Year.  The fiscal year of the Corporation shall commence
                -----------
on the first day of January of each year (except for the Corporation's first fiscal year which shall commence on the date of incorporation) and shall end in each case on December 31 of such year.

          8.10  Seal.  The seal of the Corporation shall be circular in form and
                ----
shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

          8.11  Books and Records.  Except to the extent otherwise required by
                -----------------
law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.


                                   ARTICLE 9.

                              AMENDMENT OF BYLAWS

          9.1   Amendment.  Subject to the separate class vote requirements
                ---------
relating to any class or series of the Corporation's preferred stock, these Bylaws may be amended, altered or repealed by (a) the holders of shares of Class A Common Stock representing at least two-thirds (2/3) of the votes entitled to be cast for the election of Directors of the Corporation, voting together as a single class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose or (b) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board. Notwithstanding anything to the contrary contained in this Section 9.1, neither
                                                           -----------
Section 2.3(e) nor Section 2.14 of these Bylaws shall be amended, altered or
--------------     ------------
repealed without the prior written approval of (i) the holders of at least fifty percent (50%) of the shares of the Series A Preferred Stock (solely with respect to any such action affecting the rights of the holders of the Series A Preferred Stock set forth in Section 2.3(e) or Section 2.14 so long as the holders of the
                   --------------    ------------
Series A Preferred Stock have the right to nominate one of the Class I Directors of the Corporation pursuant to Section 4.3(d)(ii) of the Certificate of
                               ------------------
Incorporation) and (ii) the holders of a Majority in Interest (as such term is defined in the Stockholders' Agreement) of the Common Stock beneficially owned by the Cash Equity Investors (solely with respect any such action affecting the rights of the Cash Equity Investors set forth in section 2.3(e) or Section 2.14
                                                 --------------    ------------
so long as the Cash Equity Investors have the right to nominate one of the Class I Directors and one of the Class III Directors of the Corporation pursuant to Section ____ of the Stockholders' Agreement).


                                  ARTICLE 10.

                                 CONSTRUCTION

          10.1  Construction.  In the event of any conflict between the
                ------------
provisions of these Bylaws as in effect from time to time and the provisions of the Certificate of Incorporation as in effect from time to time, the provisions of the Certificate of Incorporation shall be controlling.